PERSONAL GUARANTY
                              (PRIMARY OBLIGATION)



                  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, and in consideration of loans made or to be made by NATIONSBANK OF TENNESSEE, N.A., a national banking association (herein referred to as the "Lender") to BIG RIVER BREWERIES, INC., a Tennessee corporation ("Big River"), TROLLEY BARN BREWERY, INC., a Tennessee corporation ("Trolley Barn") and BIG RIVER PROPERTIES, INC., a Tennessee corporation ("River Properties"; Big River, Trolley Barn, River Properties and any other subsidiary or affiliate of Big River, Trolley Barn or River Properties which may at any time become a party to the Loan Agreement (as hereinafter defined) are collectively referred to herein as the "Borrowers" and individually as a "Borrower") pursuant to that certain Loan Agreement dated July 10, 1997, among Lender and Borrowers (the "Loan Agreement"; capitalized terms used herein which are not otherwise defined shall have the meanings given them in the Loan Agreement), all of which the undersigned (herein collectively referred to as "Guarantors" and individually referred to as a "Guarantor") acknowledge and agree are and will be of direct and substantial economic benefit to the Guarantors, the Guarantors agree as follows:

                  1. Guaranty of Payment and Performance.  Pursuant to the terms of the Loan Agreement and the other Loan Documents Lender has agreed to make loans to the Borrowers in the principal amount of $10,000,000.00. Except as otherwise specifically set forth in this Guaranty, Guarantors hereby jointly, severally, absolutely, unconditionally and irrevocably guarantee the due and punctual payment and performance of all indebtedness, obligations and liabilities of any Borrower to Lender arising under or in connection with the Loan Agreement or any other Loan Document, and all renewals, extensions and modifications of the Loan Agreement or any other Loan Document, including all principal, interest, costs, expenses (including attorneys' fees), indemnification obligations (including, without limitation, environmental indemnities), and other amounts any Borrower is obligated to pay to Lender under the Loan Agreement or any other Loan Document whether such indebtedness, obligation or liability is now existing or hereafter arising and including specifically all future advances made by Lender to any Borrower pursuant to the terms of the Loan Agreement or any other Loan Document and also including all costs and expenses incurred by Lender in enforcing the Loan Documents or collecting such indebtedness, obligations and liabilities or protecting any collateral therefor or in enforcing this Guaranty (all of the foregoing indebtedness, obligations and liabilities are collectively referred to herein as the "Obligations" and individually referred to as an "Obligation"). The liability of each Guarantor is several and independent of any other guaranties at any time in effect with respect to the Obligations including the guaranties of any and all other Guarantors hereunder. This Guaranty is a guaranty of payment and not of collection and a debt of the Guarantors for their own account. Lender shall not be obligated before enforcing this Guaranty against the Guarantors to take or refrain from taking any action whatsoever including, without limitation, any action against any Borrower, any collateral securing the Obligations, or any other person primarily or secondarily liable for any Obligation (including any action for contribution against any other Guarantor hereunder). Guarantors warrant to the Lender that the Guarantors have adequate means to obtain from the Borrowers on a continuing basis information concerning the financial condition of each Borrower and the Guarantors are not relying on the Lender to provide such information either now or in the future. Notwithstanding anything in this Guaranty to the contrary, (a) Lender acknowledges and agrees that this Guaranty shall only apply to the payment and performance of the indebtedness, obligations and liabilities arising under or in connection with the Loan Agreement and the Loan Documents relating to such Loan Agreement and specifically, without limitation, does not apply to those obligations of certain of the Borrowers under Continuing Guaranties dated on or about January 22, 1996, in which such Borrowers agree to guarantee other payment and performance obligations to Lender or such other obligations of Borrowers to Lender pursuant to the loan agreements dated March 17, 1993, November 7, 1994, and January 22, 1996 (there being a separate guaranty relating to the January 22, 1996, loan agreements which survives execution of this Guaranty) and (b) the maximum liability of each Guarantor under this Guaranty (subject to the following caveat) shall be that amount determined by multiplying the aggregate amount of the Obligations outstanding at the time of determination by the applicable percentage set forth below:

                  Guarantor                        Percentage of Obligations

                  Tim P. Hennen                                9.45%
                  Robert A. Gentry                             3.73%
                  James M. Hennen                              1.37%
                  H. Allen Corey                               4.98%
                  Kenneth S. Hays, Jr.                         1.0%
                  Jon M. Kinsey                                1.93%
                  Frank E. Fowler                               .69%
                  C. Andrew Stockett                           1.85%
                  Rock Bottom Restaurants, Inc.               25.00%

Notwithstanding the limitation in subclause (b) of the preceding sentence, if the Borrowers fail to comply with the Fixed Charges Coverage ratio described in
Section 8.1 of the Loan Agreement then the maximum liability of each Guarantor under this Guaranty shall be increased so that such maximum liability shall be that amount determined by multiplying the aggregate amount of the Obligations outstanding at the time of determination by the applicable percentage set forth below:

                  Guarantor                        Percentage of Obligations

                  Tim P. Hennen                               18.9%
                  Robert A. Gentry                             7.46%
                  James M. Hennen                              2.74%
                  H. Allen Corey                               9.96%
                  Kenneth S. Hays, Jr.                         2.0%
                  Jon M. Kinsey                                3.86%
                  Frank E. Fowler                              1.38%
                  C. Andrew Stockett                           3.7%
                  Rock Bottom Restaurants, Inc.               50.000%

If Lender, in its sole discretion, elects not to exercise its remedies as a result of the Borrower's failure to comply with the Fixed Charges Coverage ratio, then if the Borrower complies with the Fixed Charges Coverage ratio for a subsequent period (such ratio being measured at the end of each fiscal quarter on a rolling four-quarter basis) then the applicable percentages of the maximum liability of each Guarantor shall return to the first percentages set forth above (in other words, an aggregate of 50%) until such time as Borrowers may thereafter fail to comply with the Fixed Charges Coverage ratio at which time such percentages shall again be increased to the immediately preceding percentages (in other words, 100%). In no event will the percentages be reduced if at the time the reduction would otherwise occur the Lender is attempting to exercise its remedies in connection with a default under the Obligations (including any failure to comply with the Fixed Charges Coverage ratio described in Section 8.1 of the Loan Agreement or any other Default under the Loan Agreement or any other Loan Document).

                  2. Waivers. Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Guarantors waive presentment, demand, protest, notice of acceptance, notice of Obligations incurred, notice of default or demand for payment (provided that Lender agrees to provide Guarantors prior notice of any action to enforce this Guaranty), and all other notices of any kind (including, but not limited to, notice of any sale of collateral securing the Obligations), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of any Borrower (including any right to have assets of any existing restaurant applied to the Obligations) and all suretyship defenses generally including, but not limited to, any right of Guarantors to require that an action be brought against any Borrower pursuant to the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time. Without limiting the generality of any of the foregoing, Guarantors agree to the provisions of any document evidencing or securing or otherwise executed or delivered in connection with any Obligation and agree that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against any Borrower or any other entity or person primarily or secondarily liable for any Obligation (including any other Guarantor hereunder); (b) the failure of the Lender to make a claim in a liquidation or bankruptcy of any Borrower or any other entity or person primarily or secondarily liable for any Obligation (including any other Guarantor hereunder); (c) any renewals or extensions of time for payment of any Obligation (without limit as to the number or term of such renewals or extensions); (d) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any document evidencing, securing or otherwise executed or delivered in connection with any Obligation including any increases or decreases in installment payments or any interest rate adjustments; (e) the substitution or release any Borrower or any other entity or person primarily or secondarily liable for any Obligation (including any other Guarantor hereunder);
(f) any change in the business structure of any Borrower; (g) the adequacy of any rights the Lender may have against any collateral or other means of obtaining repayment of the Obligations; (h) the impairment of any collateral securing the Obligations including, but not limited to, the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (i) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of the Guarantors, all of which may be done without notice to the Guarantors.

                  3. Unenforceability of Obligations Against Borrowers. If for any reason Borrowers (or any of them) have no legal existence or are under no legal obligation to discharge any Obligation, or if any Obligation has become irrecoverable from Borrowers (or any of them) by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on such Obligation. If acceleration of the time for payment of any Obligation is stayed upon the insolvency, bankruptcy or reorganization of Borrowers (or any of them) or for any other reason, all such amounts otherwise subject to acceleration under the terms of any document evidencing, securing or otherwise executed or delivered in connection with such Obligation shall be immediately due and payable by the Guarantors.

                  4. Subrogation. Until the Obligations and all other indebtedness, obligations and liabilities now owing from Borrower (or any of them) to Lender (including any indebtedness, obligation or liability hereafter owing under any loan document, note or other document or agreement currently existing between any Borrower and Lender) (the "Additional Liabilities") are finally paid in full, Guarantors hereby waive and release any and all rights of subrogation, reimbursement, indemnity or otherwise which Guarantors may have against the Borrowers, the Borrowers' estates, or any other person or entity (including any Guarantor hereunder) arising out of or on account of any sums paid or agreed to be paid by any Guarantor under this Guaranty or otherwise whether any such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The provisions of this Section 4 are made for the express benefit of the Borrowers as well as the Lender and may be enforced independently by the Borrowers. Notwithstanding the foregoing: (i) if the Obligations have been finally paid in full, then one Guarantor may seek contribution, indemnity or reimbursement against another Guarantor and (ii) this Section 4 and Section 5 do not prohibit the payment of claims pursuant to the Escrow Agreement dated June 28, 1996, among Rock Bottom Restaurants, Inc., the former shareholders of TBB Acquisition, Inc. and Mountain View Title, LLC as Escrow Agent, a copy of which is attached hereto.

                  5. Subordination. The payment of any amounts due with respect to any indebtedness for borrowed money of any Borrower now or hereafter held by the Guarantors or any of them (including any claim for subrogation, reimbursement or indemnity relating to sums paid hereunder) is hereby subordinated to the prior payment in full of the Obligations and the Additional Liabilities. The Guarantors agree that the Guarantors will not demand, sue for or otherwise attempt to collect any such indebtedness of any Borrower to any Guarantor until the Obligations and the Additional Liabilities shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations and the Additional Liabilities without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty. Nothing in this Section 5 shall limit or otherwise modify any provision of Section 4, and in the event any provision of this Section 5 is determined to conflict with a provision of
Section 4, the provision of Section 4 shall control.

                  6. Further Assurances. Guarantors agree to furnish to Lender financial statements in form from time to time required by Lender within 90 days after the end of each calendar year. Guarantors agree to do all such things and execute all such documents as the Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

                  7. Successors and Assigns. This Guaranty shall be binding upon the Guarantors, and their assigns, heirs, executors and administrators, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any document held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the document evidencing such assignment, transfer or participation, with all rights granted to the Lender herein.

                  8. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude or otherwise impair any other or further exercise thereof or the exercise of any other right.

                  9. Governing Law; Enforcement. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Tennessee without regard to its conflicts of law rules. Subject to the limitations set forth in
Section 1 above, Guarantors jointly and severally shall pay to Lender upon demand all expenses (including court and arbitration costs and attorneys' fees) incurred by Lender in collecting or endeavoring to collect any Obligation or in enforcing this Guaranty against any Guarantor.

                  10. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. No course of dealing or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms hereof. There are no conditions to the full effectiveness of this Guaranty. The liability of the Guarantors is unconditional and the failure to deliver any other guaranty by any other entity or person including the failure of any other entity or person to execute this Guaranty shall not discharge or otherwise in any way affect the liability of the Guarantors. This Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of ANY Borrower, or otherwise, all as though such payment had not been made or value received. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations including any other guaranty heretofore or hereafter provided by any Guarantor. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. This Guaranty may be executed in separate counterparts all of which shall constitute one and the same agreement.

                  11. Conditions for Releases of Obligations from Guaranty. Guarantors and Lender have agreed that if Borrowers have complied with the Fixed Charges Coverage ratio described in Section 8.1 of the Loan Agreement for the period ending December 31, 1998, then if no Release Default (as hereinafter defined) has occurred under the Loan Agreement this Guaranty shall be released. The term "Release Default" means any material Default existing on December 31, 1998, other than a Default in compliance with the financial covenants contained in Section 8.1 of the Loan Agreement (any Default in compliance with the financial covenants shall not affect the release of this Guaranty so long as Borrower is in compliance with the Fixed Charges Coverage ratio for the period ending December 31, 1998). Lender shall execute such documents and releases as Guarantors may reasonably request to more fully evidence the foregoing.

                  12. Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. LENDER OR GUARANTOR MAY
BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (a) SPECIAL  RULES.  THE  ARBITRATION  SHALL BE  CONDUCTED  IN
CHATTANOOGA, TENNESSEE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION,   THEN  THE  AMERICAN  ARBITRATION   ASSOCIATION  WILL  SERVE.  ALL
ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  (b) RESERVATION OF RIGHTS. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING AND AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OF CLAIM OCCASIONING RESORT TO SUCH REMEDIES.


                     [COUNTERPART SIGNATURE PAGES ATTACHED]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                                Guarantor: Tim P. Hennen

                                                      /s/ TIM P. HENNEN
                                                      -----------------------
                                                            (Signature)


                                   Address:
                                             -----------------------------

                                             -----------------------------

                                             -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared TIM P. HENNEN, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this _______ day of July, 1997.


                                               --------------------------------
                                                        Notary Public

                                                My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                             Guarantor: Robert A. Gentry

                                                      /s/ ROBERT A. GENTRY
                                                      -----------------------
                                                            (Signature)



                                  Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared ROBERT A. GENTRY, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this ______ day of July, 1997.


                                               --------------------------------
                                                           Notary Public

                                               My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                            Guarantor: James M. Hennen

                                                     /s/ JAMES M. HENNEN
                                                     -----------------------
                                                           (Signature)



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------



STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared JAMES M. HENNEN, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this _________ day of July, 1997.


                                              --------------------------------
                                                        Notary Public

                                              My Commission Expires:__________









                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                             Guarantor: H. Allen Corey

                                                      /s/ H. ALLEN COREY
                                                      -----------------------
                                                           (Signature)



                                   Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared H. ALLEN COREY, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this _______ day of July, 1997.


                                               --------------------------------
                                                         Notary Public

                                               My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                          Guarantor:  Kenneth S. Hays, Jr.

                                                     /s/ KENNETH S. HAYS, JR.
                                                     ------------------------
                                                            (Signature)



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------



STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared KENNETH S. HAYS, JR., to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this ________ day of July, 1997.


                                               --------------------------------
                                                          Notary Public

                                               My Commission Expires:__________









                          [COUNTERPART SIGNATURE PAGE]

                  IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                          Guarantor:  Jon M. Kinsey

                                                      /s/ JON M. KINSEY
                                                      -----------------------
                                                            (Signature)



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared JON M. KINSEY, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this _________ day of July, 1997.


                                              --------------------------------
                                                          Notary Public

                                              My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                             Guarantor: Frank E. Fowler

                                                      /s/ FRANK E. FOWLER
                                                      -----------------------
                                                            (Signature)



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared FRANK E. FOWLER, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this ________ day of July, 1997.


                                               --------------------------------
                                                         Notary Public

                                               My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                             Guarantor: ROCK BOTTOM RESTAURANTS, INC.
ATTEST:


By:/s/ WILLIAM S. HOPPE                  By:/s/ THOMAS A. MOXCEY
   ----------------------                   -------------------------
   Title: Executive Vice President                 (Signature)
          Chief Financial Officer



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------



STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared (name)________________________ and (name) ________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged themselves to be (title)____________________ and (title) _______________________
of ROCK BOTTOM RESTAURANTS, INC. the within named bargainor, a corporation, and that they as such (title)____________________ and (title) _________________________, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as (title)______________________ and (title) ______________________.

                  WITNESS   my  hand   and   seal,   at   office   in   (county,
state)____________________________________, this ______ day of July, 1997.


                                              --------------------------------
                                                         Notary Public

                                               My Commission Expires:__________



                          [COUNTERPART SIGNATURE PAGE]

     IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of this 10th day of July, 1997.


                                           Guarantor: C. Andrew Stockett

                                                      /s/ C. ANDREW STOCKETT
                                                      -----------------------
                                                             (Signature)



                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------


STATE OF ________________:

COUNTY OF _______________:

                  Before me, a Notary Public of the state and county aforesaid, personally appeared C. Andrew Stockett, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                  WITNESS   my  hand  and  seal,   at  office  in   ____________
____________________________________, this ________ day of July, 1997.


                                               --------------------------------
                                                          Notary Public

                                               My Commission Expires:__________










                          [COUNTERPART SIGNATURE PAGE]